Exhibit 99.1

eGain Reports 34% Growth in SaaS Revenue for Fiscal 2020 Fourth Quarter

Sunnyvale, CA (September 2, 2020) – eGain (NASDAQ: EGAN), a leading provider of omnichannel customer engagement solutions, today announced financial results for its fiscal 2020 fourth quarter and full year ended June 30, 2020.

“We are pleased to report strong financial performance across the board for our fiscal 2020 fourth quarter and full year,” said Ashu Roy, eGain’s CEO. “While the short-term economic outlook is uncertain, given the COVID-19 pandemic, we are bullish thanks to accelerating demand for digital customer engagement and our product leadership.”

Fiscal 2020 Fourth Quarter Financial Highlights

●	SaaS revenue was $15.5 million, up 34% year over year.
●	SaaS and professional services revenue was $17.2 million, up 30% year over year and comprised 91% of total revenue.
●	Total revenue was $19.0 million, up 13% year over year.
●	GAAP net income was $2.2 million, or $0.07 per share on a diluted basis, compared to GAAP net income of $166,000, or $0.01 per share on a diluted basis, for Q4 2019.
●	Non-GAAP net income was $2.7 million, or $0.08 per share on a diluted basis, compared to non-GAAP net income of $659,000, or $0.02 per share on a diluted basis, for Q4 2019.
●	Cash provided by operations was $5.6 million, compared to cash used in operations of $1.0 million in Q4 2019.

Fiscal 2020 Full Year Financial Highlights

●	SaaS revenue was $56.8 million, up 27% year over year.
●	SaaS and professional services revenue was $63.4 million, up 22% year over year, and comprised 87% of total revenue.
●	Total revenue was $72.7 million, up 8% year over year.
●	GAAP net income was $7.2 million, or $0.23 per share on a diluted basis, compared to GAAP net income of $4.2 million, or $0.14 per share on a diluted basis, for fiscal 2019.
●	Non-GAAP net income was $9.3 million, or $0.29 per share on a diluted basis, compared to non-GAAP net income of $6.2 million, or $0.21 per share on a diluted basis, for fiscal 2019.
●	Cash provided by operations for the year was $14.1 million, up 100% from cash provided by operations of $7.0 million in fiscal 2019.
●	Total cash and cash equivalents, as of June 30, 2020, was $46.6 million, up 46% compared to $31.9 million as of June 30, 2019.

Fiscal 2021 First Quarter Financial Guidance

For the first quarter of fiscal 2021 ending September 30, 2020, eGain expects:

●	SaaS revenue of between $15.5 million to $16.0 million, which would represent growth between 25% and 29% year over year;
●	SaaS and professional services revenue of between $17.0 million and $17.6 million, which would represent growth of between 21% and 25% year over year;
●	Total revenue of $18.6 million to $19.3 million, which would represent growth between 8% and 12% year over year;
●	GAAP net income of $1.1 million to $2.1 million, or $0.03 to $0.06 per share on a diluted basis; and
●	Non-GAAP net income of $1.6 million to $2.6 million, or $0.05 to $0.08 per share on a diluted basis.

Non-GAAP Financial Measures

This press release includes non-GAAP operating income and non-GAAP net income as supplemental information relating to our operating results. Non-GAAP net income is defined as net income adjusted for stock-based compensation expense and amortization of acquired intangible assets. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the Company’s business.

Conference Call Information

eGain will discuss its fiscal 2020 fourth quarter and full year results today via teleconference at 2:00 p.m., Pacific Time. To access the live call, dial 800-367-2403 (US and Canada) or +1 334-777-6978 (international) and give the participant passcode 7989267. A live and archived webcast of the call will also be accessible on the “Investor relations” section of the Company’s website at www.egain.com. In addition, a phone replay will be available approximately two hours following the end of the call and will remain available for one week.

About eGain

eGain customer engagement solutions deliver digital transformation for leading brands – powered by virtual assistance, AI, knowledge, and analytics. Our comprehensive suite of applications helps clients deliver memorable, digital-first customer experiences in an omnichannel world. To find out more about eGain, visit http://www.egain.com.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and include our beliefs regarding demand for our products and services, including, without limitation: our beliefs regarding solid business pipeline and our market opportunity; and our expectations with respect to revenue growth and non-GAAP net income for the first quarter of fiscal year 2021. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the first quarter of fiscal year 2021. The risks and uncertainties referred to above include, but are not limited to: risks associated with current economic uncertainties tied to the COVID-19 pandemic, including but not limited to its effect on customer demand for the Company’s products and services and the impact of potential delays in customer payments; risks associated with the transition to a work-from-home environment; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; current general economic and market conditions associated with the COVID-19 pandemic and otherwise, which may adversely affect our industry; general political or destabilizing events, including war, conflict or acts of terrorism; the effect of evolving domestic and foreign government regulations, including those addressing data privacy and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 12, 2019 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corp. in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	June 30,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$46,609	$31,860
Restricted cash	6	7
Accounts receivable, net	22,708	20,411
Costs capitalized to obtain revenue contracts, net	1,066	740
Prepaid expenses	2,514	2,517
Other current assets	617	1,054
Total current assets	73,520	56,589
Property and equipment, net	713	525
Operating lease right-of-use assets	2,962	—
Costs capitalized to obtain revenue contracts, net of current portion	2,380	1,777
Intangible assets, net	26	294
Goodwill	13,186	13,186
Other assets	918	1,383
Total assets	$93,705	$73,754

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$2,429	$4,173
Accrued compensation	7,916	5,480
Accrued liabilities	3,423	2,353
Operating lease liabilities	1,753	—
Deferred revenue	36,644	30,688
Total current liabilities	52,165	42,694
Deferred revenue, net of current portion	4,826	5,801
Operating lease liabilities, net of current portion	1,385	—
Other long term liabilities	688	952
Total liabilities	59,064	49,447
Stockholders' equity:
Common stock	31	31
Additional paid-in capital	374,399	371,099
Notes receivable from stockholders	(90)	(88)
Accumulated other comprehensive loss	(1,631)	(1,459)
Accumulated deficit	(338,068)	(345,276)
Total stockholders' equity	34,641	24,307
Total liabilities and stockholders' equity	$93,705	$73,754

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2020	2019	2020	2019
Revenue:
Subscription	$17,296	$15,144	$66,129	$60,013
Professional services	1,734	1,679	6,600	7,219
Total revenue	19,030	16,823	72,729	67,232
Cost of revenue:
Cost of subscription	3,352	4,265	14,398	14,976
Cost of professional services	1,671	1,502	6,683	6,865
Total cost of revenue	5,023	5,767	21,081	21,841
Gross profit	14,007	11,056	51,648	45,391
Operating expenses:
Research and development	4,383	3,593	16,638	14,369
Sales and marketing	5,001	4,596	19,623	17,302
General and administrative	2,070	2,016	7,981	8,198
Total operating expenses	11,454	10,205	44,242	39,869
Income from operations	2,553	851	7,406	5,522
Interest income (expense), net	11	130	395	(319)
Other income (expense), net	141	(13)	185	(202)
Income before income tax provision	2,705	968	7,986	5,001
Income tax provision	(554)	(802)	(778)	(833)
Net income	$2,151	$166	$7,208	$4,168

Per share information:
Earnings income per share:
Basic	$0.07	$0.01	$0.24	$0.15
Diluted	$0.07	$0.01	$0.23	$0.14
Weighted average shares used in computation:
Basic	30,742	30,344	30,620	28,579
Diluted	32,159	31,915	31,956	30,363

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$57	$82	$205	$323
Research and development	158	132	706	519
Sales and marketing	129	132	551	313
General and administrative	125	80	399	468
Total stock-based compensation	$469	$426	$1,861	$1,623

Summary of amortization of purchased intangibles from business combinations in the costs and expenses above:
Cost of revenue	$67	$67	$268	$268
Research and development	—	—	—	170
Total amortization of intangible assets	$67	$67	$268	$438

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2020	2019	2020	2019
Income from operations	$2,553	$851	$7,406	$5,522
Add:
Stock-based compensation	469	426	1,861	1,623
Amortization of intangible assets	67	67	268	438
Non-GAAP income from operations	$3,089	$1,344	$9,535	$7,583

	Three Months Ended		Year Ended
	June 30,		June 30,
	2020	2019	2020	2019
Net income	$2,151	$166	$7,208	$4,168
Add:
Stock-based compensation	469	426	1,861	1,623
Amortization of intangible assets	67	67	268	438
Non-GAAP net income	$2,687	$659	$9,337	$6,229
Per share information:
Non-GAAP earnings per share:
Basic	$0.09	$0.02	$0.30	$0.22
Diluted	$0.08	$0.02	$0.29	$0.21
Weighted-average shares used in computation:
Basic	30,742	30,344	30,620	28,579
Diluted	32,159	31,915	31,956	30,363

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2020	2019
Revenue:
SaaS revenue	$15,515	$11,572	34%	35%
Legacy revenue	1,781	3,572	(50%)	(50%)
GAAP subscription	17,296	15,144	14%	15%
GAAP professional services	1,734	1,679	3%	4%
Total GAAP revenue	$19,030	$16,823	13%	14%

SaaS and professional services revenue:
SaaS revenue	$15,515	$11,572	34%	35%
Professional Services	1,734	1,679	3%	4%
Total SaaS and professional services revenue	$17,249	$13,251	30%	31%

Cost of Revenue:
GAAP subscription	$3,352	$4,265
Add back:
Amortization of intangible assets	(67)	(67)
Non-GAAP subscription	$3,285	$4,198

GAAP professional services	$1,671	$1,502
Add back:
Stock-based compensation	(57)	(82)
Non-GAAP professional services	$1,614	$1,420

GAAP total cost of revenue	$5,023	$5,767
Add back:
Stock-based compensation	(57)	(82)
Amortization of intangible assets	(67)	(67)
Non-GAAP total cost of revenue	$4,899	$5,618	(13%)	(11%)

Gross Profit:
Non-GAAP subscription	$14,011	$10,946
Non-GAAP professional services	120	259
Non-GAAP gross profit	$14,131	$11,205	26%	27%

Operating expenses:
GAAP research and development	$4,383	$3,593
Add back:
Stock-based compensation expense	(158)	(132)
Amortization of acquired intangible assets	-	-
Non-GAAP research and development	$4,225	$3,461	22%	24%

GAAP sales and marketing	$5,001	$4,596
Add back:
Stock-based compensation expense	(129)	(132)
Amortization of acquired intangible assets	—	-
Non-GAAP sales and marketing	$4,872	$4,464	9%	15%

GAAP general and administrative	$2,070	$2,016
Add back:
Stock-based compensation expense	(125)	(80)
Amortization of acquired intangible assets	—	—
Non-GAAP general and administrative	$1,945	$1,936	0%	1%

GAAP operating expenses	$11,454	$10,205
Add back:
Stock-based compensation expense	(412)	(344)
Amortization of acquired intangible assets	—	—
Non-GAAP operating expenses	$11,042	$9,861	12%	16%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Twelve Months Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2020	2019
Revenue:
SaaS revenue	$56,793	$44,788	27%	28%
Legacy revenue	9,336	15,225	(39%)	(38%)
GAAP subscription	66,129	60,013	10%	11%
GAAP professional services	6,600	7,219	(9%)	(8%)
Total GAAP revenue	$72,729	$67,232	8%	9%

SaaS and professional services revenue:
SaaS revenue	$56,793	$44,788	27%	28%
Professional Services	6,600	7,219	(9%)	(8%)
Total SaaS and professional services revenue	$63,393	$52,007	22%	23%

Cost of Revenue:
GAAP subscription	$14,398	$14,976
Add back:
Amortization of intangible assets	(268)	(268)
Non-GAAP subscription	$14,130	$14,708

GAAP professional services	$6,683	$6,865
Add back:
Stock-based compensation	(205)	(323)
Non-GAAP professional services	$6,478	$6,542

GAAP total cost of revenue	$21,081	$21,841
Add back:
Stock-based compensation	(205)	(323)
Amortization of intangible assets	(268)	(268)
Non-GAAP total cost of revenue	$20,608	$21,250	(3%)	(2%)

Gross Profit:
Non-GAAP subscription	$51,999	$45,305
Non-GAAP professional services	122	678
Non-GAAP gross profit	$52,121	$45,983	13%	14%

Operating expenses:
GAAP research and development	$16,638	$14,369
Add back:
Stock-based compensation expense	(706)	(519)
Amortization of acquired intangible assets	-	(170)
Non-GAAP research and development	$15,932	$13,680	16%	17%

GAAP sales and marketing	$19,623	$17,302
Add back:
Stock-based compensation expense	(551)	(313)
Amortization of acquired intangible assets	—	—
Non-GAAP sales and marketing	$19,072	$16,989	12%	14%

GAAP general and administrative	$7,981	$8,198
Add back:
Stock-based compensation expense	(399)	(468)
Amortization of acquired intangible assets	—	—
Non-GAAP general and administrative	$7,582	$7,730	(2%)	(1%)

GAAP operating expenses	$44,242	$39,869
Add back:
Stock-based compensation expense	(1,656)	(1,300)
Amortization of acquired intangible assets	—	(170)
Non-GAAP operating expenses	$42,586	$38,399	11%	12%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.